SUMMARY PROSPECTUS JULY 29, 2014 SEASONS SERIES TRUST ALLOCATION MODERATE PORTFOLIO

Seasons Series Trust’s Statutory Prospectus and Statement of Additional Information dated July 29, 2014, and the most recent shareholder reports are incorporated into and made part of this Summary Prospectus by reference. The Portfolio is offered only to the separate accounts of certain affiliated life insurance companies and is not intended for use by other investors.

Before you invest, you may want to review Seasons Series Trust’s Statutory Prospectus, which contains more information about the Portfolio and its risks. You can find the Statutory Prospectus and the above-incorporated information online at https://www.aig.com/getprospectus. You can also get this information at no cost by calling (800) 445-7862 or by sending an e-mail request to fundprospectus@sunamerica.com.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Investment Goal

The Portfolio’s investment goal is long-term capital appreciation and moderate current income.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), in which the Portfolio is offered. If the separate account’s fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees. As an investor in the Portfolio, you pay the expenses of the Portfolio and indirectly pay a proportionate share of the expenses of the Underlying Portfolios (as defined herein) in which the Portfolio invests.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 3
Management Fees	0.10%
Service (12b-1) Fees	None
Other Expenses	0.03%
Acquired Fund Fees and Expenses	1.10%
Total Annual Portfolio Operating Expenses	1.23%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 3 Shares	$125	$390	$676	$1,489

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 13% of the average value of its portfolio.

1	Seasons Series Trust

SEASONS SERIES TRUST
ALLOCATION MODERATE PORTFOLIO

Principal Investment Strategies of the Portfolio

The Portfolio is structured as a “fund-of-funds” which means that it pursues its investment goal by investing its assets in a combination of the Trust’s Portfolios (collectively, the “Underlying Portfolios”).

The Portfolio attempts to achieve its investment goal by investing its assets, under normal circumstances, among a combination of Underlying Portfolios, of which at least 20% and no more than 80% of its net assets will be invested in equity portfolios and at least 20% and no more than 80% of its net assets will be invested in fixed income portfolios.

The Underlying Portfolios have a variety of investment styles and focuses. The underlying equity portfolios include large, mid and small cap portfolios, growth and value-oriented portfolios and international portfolios. The underlying fixed income portfolios include portfolios that invest in U.S. and non-U.S. issuers, corporate, mortgage backed and government securities, investment grade securities and securities rated below investment grade (commonly known as “junk bonds”).

The subadviser determines the Portfolio’s target asset class allocation. The target asset class allocation is generally broken down into the following asset classes: large cap growth/value stocks, mid cap growth/value stocks, small cap stocks, international stocks, bonds (investment grade, high-yield, inflation-protected) and cash equivalents. Based on these target asset class allocations, the subadviser determines a target portfolio allocation in which the Portfolio will invest in the Underlying Portfolios. The target allocation percentages as of March 31, 2014 were:

—	Large cap growth/value stocks	28.0%
—	Mid cap growth/value stocks	9.5%
—	Small cap stocks	5.0%
—	International stocks	15.5%
—	Bonds	35.0%
—	Inflation protected securities	5.0%
—	Cash equivalents	2.0%

The subadviser may change the target asset allocation percentage and may underweight or overweight such asset classes at its discretion. The percentage of the Portfolio’s assets invested in any of the Underlying Portfolios will vary from time to time.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goal. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Asset Allocation Risk. The Portfolio’s risks will directly correspond to the risks of the Underlying Portfolios in which it invests. The Portfolio is subject to the risk that the selection of the Underlying Portfolios and the allocation and reallocation of the Portfolio’s assets among the various asset classes and market sectors may not produce the desired result.

Equity Securities Risk. The Portfolio invests primarily in Underlying Portfolios that invest in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Large-Capitalization Companies Risk. The Portfolio invests in Underlying Portfolios that invest substantially in large-cap companies. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.

Medium-Capitalization Companies Risk. The Portfolio may invest in Underlying Portfolios that may invest in securities of medium-capitalization companies. Securities of medium-capitalization companies are usually more volatile and entail greater risks than securities of large companies.

Growth Stock Risk. The Portfolio may invest substantially in Underlying Portfolios with an investment strategy that focuses on selecting growth-style stocks. Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

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Value Investing Risk. The Portfolio may invest substantially in Underlying Portfolios with an investment strategy that focuses on selecting value-style stocks. When investing in securities which are believed to be undervalued in the market, there is a risk that the market may not recognize a security’s intrinsic value for a long period of time, or that a stock judged to be undervalued may actually be appropriately priced.

Risk of Investing in Bonds. The Portfolio may invest in Underlying Portfolios that invest principally in bonds, which may cause the value of your investment in the Portfolio to go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Credit Risk. Credit risk applies to most fixed income securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. An Underlying Portfolio could lose money if the issuer of a fixed income security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions.

Risk of Investing in Junk Bonds. The Portfolio invests in Underlying Portfolios that invest substantially in fixed income securities, a percentage of which may be invested in junk bonds. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default at the time of purchase.

Interest Rate Fluctuations Risk. The Portfolio invests in Underlying Portfolios that invest substantially in fixed income securities. Fixed income securities may be subject to volatility due to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise, the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Foreign Investment Risk. Investments in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. Foreign investments will also be affected by local political or economic developments and governmental actions by the United States or other governments. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Currency Volatility Risk. The value of an Underlying Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of an Underlying Portfolio’s non-U.S. dollar-denominated securities.

Indexing Risk. Many of the Underlying Portfolios in which the Portfolio invests have a passively-managed portion that is managed to track the performance of an index. That portion of the Underlying Portfolios will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its target index, even if there are adverse developments concerning a particular security, company or industry. As a result, the Portfolio may suffer losses that might not be experienced with an investment in an actively-managed mutual fund.

Affiliated Fund Risk. SunAmerica Asset Management, LLC, the Portfolio’s investment adviser (the “Adviser”) chooses the Underlying Portfolios in which the Portfolio may invest. As a result, the Adviser may be subject to potential conflicts of interest in selecting the Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Adviser is also responsible for managing portions of certain Underlying Portfolios. However, the Adviser has a fiduciary duty to act in the Portfolio’s best interests when selecting the Underlying Funds.

Fund-of-Funds Risk. The costs of investing in the Portfolio, as a fund-of-funds, may be higher than the costs of investing in a mutual fund that only invests directly in individual securities. An Underlying Portfolio may change its investment objective or policies without the Portfolio’s approval, which could force the Portfolio to withdraw its investment from such Underlying Portfolio at a time that is unfavorable to the Portfolio. In addition, one Underlying Portfolio may buy the same securities that another Underlying Portfolio sells. Therefore, the Portfolio would indirectly bear the costs of these trades without accomplishing any investment purpose. In addition, the Portfolio invests in Class 3 shares of the Underlying Portfolios, which are subject to service (12b-1) fees. The Portfolio’s Class

3	Seasons Series Trust

SEASONS SERIES TRUST
ALLOCATION MODERATE PORTFOLIO

3 shares do not bear service (12b-1) fees. The service fees paid by the Portfolio as a result of its investments in the Underlying Portfolios are reflected under “Acquired Fund Fees and Expenses” in the “Annual Portfolio Operating Expenses” table.

Underlying Funds Risk. The risks of the Portfolio owning the Underlying Portfolios generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in these investments could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities held by the Underlying Portfolios purchased or sold by the Portfolio could result in losses on the Portfolio’s investment in such securities. The Underlying Portfolios also have fees that increase their costs versus owning the underlying securities directly.

Risks of Investing in Inflation-Indexed Securities. Inflation-indexed securities are debt instruments whose principal is indexed to an official or designated measure of inflation, such as the Consumer Price Index (“CPI”) in the United States. Inflation-indexed securities issued by a foreign government or foreign corporation are adjusted to reflect a comparable inflation index, calculated by that government. Inflation-indexed securities are sensitive to changes in the real interest rate, which is the nominal interest rate minus the expected rate of inflation. The price of an inflation-indexed security will increase if real interest rates decline, and decrease if real interest rates increase. If the interest rate rises for reasons other than inflation, the value of such instruments can be negatively impacted. Interest income will vary depending on changes to the principal amount of the security. For U.S. tax purposes, both interest payments and inflation adjustments to principal are treated as interest income subject to taxation when received or accrued, and inflation adjustments to principal are subject to taxation when the adjustment is made and not when the instrument matures.

Active Management Risk. The Portfolio is subject to the risk that the subadviser’s judgments about the attractiveness, value, or potential appreciation of the Portfolio’s investments may prove to be incorrect. If the securities selected and strategies employed by the Portfolio fail to produce the intended results, the Portfolio could underperform other funds with similar objectives and investment strategies.

Market Risk. Share prices can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments in the U.S. or abroad, changes in investor psychology, or heavy institutional selling. The prospects for a sector, an industry or an issuer may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, an Underlying Portfolio’s adviser’s or subadviser’s assessment of companies held by the Underlying Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, an Underlying Portfolio’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus its peers. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the S&P 500® Index, the Barclays U.S. Aggregate Bond Index and a Blended Index. The Blended Index consists of 60% S&P 500® Index and 40% Barclays U.S. Aggregate Bond Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

(Class 3 Shares)

During the periods shown in the bar chart, the highest return for a quarter was 15.01% (quarter ended June 30, 2009) and the lowest return for a quarter was -15.58% (quarter ended December 31, 2008). The year-to-date calendar return as of June 30, 2014 was 4.63%.

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SEASONS SERIES TRUST
ALLOCATION MODERATE PORTFOLIO

Average Annual Total Returns (For the periods ended December 31, 2013)

	1 Year	5 Years	Since Inception Class 3 (2/14/05)

Class 3 Shares	14.41%	11.85%	5.18%
S&P 500® Index	32.39%	17.94%	7.18%
Barclays U.S. Aggregate Bond Index	-2.02%	4.44%	4.53%
Blended Index	17.56%	12.71%	6.41%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management, LLC. The Portfolio is subadvised by Ibbotson Associates, Inc. and the managers are noted below.

Portfolio Managers

Name	Portfolio Manager of the Portfolio Since	Title

Brian Huckstep, CFA	2012	Portfolio Manager
Carrie Scherkenbach	2005	Portfolio Manager
Scott Wentsel, CFA, CFP	2005	Chief Investment Officer, Americas

Purchases and Sales of Portfolio Shares

Shares of the Portfolio may only be purchased or redeemed through Variable Contracts and variable life insurance policies offered by the separate accounts of participating life insurance companies. Shares of the Portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the Portfolio’s net asset value determined after receipt of a request in good order.

The Portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment or account value minimums.

Tax Information

The Portfolio will not be subject to U.S. federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends; however, you may be subject to federal income tax (and a federal Medicare tax of 3.8% that applies to net investment income, including taxable annuity payments, if applicable) upon withdrawal from such tax deferred arrangements. Contractholders should consult the prospectus (or other offering document) for the Variable Contract for additional information regarding taxation.

Payments to Broker-Dealers and

Other Financial Intermediaries

The Portfolio is not sold directly to the general public but instead are offered as an underlying investment option for Variable Contracts. The Portfolio and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including the Portfolios as underlying investment options in the Variable Contract. The prospectus (or other offering document) for your Variable Contract may contain additional information about these payments.

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